UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50089

Date of Report: January 31, 2008

NATIONAL ENERGY SERVICES COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	52-2082372
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

3153 Fire Road, Suite 2C, Egg Harbor Township, NJ	08234
(Address of principal executive offices)	(Zip Code)

(800) 758-9288
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 31, 2008 National Energy Services Company issued a press release that contained material information regarding the results of its operations for the quarter ending January 31, 2008.

Item 9.01	Financial Statements and Exhibits

Exhibits
99.1	Press release issued on January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Energy Services Company, Inc.

Dated: January 31, 2008	By: /s/ John Grillo
John Grillo, President